PACE® Select Advisors Trust

Summary Prospectus Supplement | October 4, 2022

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus"), dated November 26, 2021, as supplemented.

Includes:

• PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Trust's Board of Trustees has terminated First Quadrant, LLC as subadvisor to the fund, effective as of the close of business on September 21, 2022.

Effective immediately, the Summary Prospectus is hereby revised as follows:

All references to "First Quadrant, LLC" or "First Quadrant" as a subadvisor to PACE Alternative Strategies Investments in the Summary Prospectus are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1195